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                                                                    EXHIBIT 99.1

                                      PROXY
                          CITIZENS BANK HOLDING COMPANY
                         SPECIAL MEETING OF SHAREHOLDERS
                            __________________, 2005

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints ____________ and _____________, or either one of them, with full power of substitution, as a true and lawful attorney and proxy to vote, as designated in this proxy, all of the shares of common stock of Citizens Bank Holding Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of Citizens Bank Holding Company to be held on ______________, 2005, or any adjournment or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

IF SIGNED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY, IF SIGNED, WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THIS PROXY MAY BE VOTED BY THE ABOVE NAMED PROXIES IN THEIR DISCRETION.

      UNDER IDAHO LAW, THE FAILURE TO VOTE WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                               PREPAID ENVELOPE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

1. Approval of the Plan and Agreement of Merger, dated as of December 15, 2004, among Glacier Bancorp, Inc., Citizens Bank Holding Company and Citizens Community Bank.

         FOR                     AGAINST                ABSTAIN

         [ ]                     [ ]                    [ ]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

2. To adjourn the meeting, if necessary, to permit the solicitation of additional proxies in the event that there are insufficient votes to approve the merger as of the date of the meeting.

         FOR                     AGAINST                ABSTAIN

         [ ]                     [ ]                    [ ]

SIGNATURE_____________________________                  DATE__________________

SIGNATURE_____________________________                  DATE__________________

NOTE: Please sign exactly as name appears above. Joint owners each should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.